UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006
DELTA PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16203	84-1060803
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

370 17th Street, Suite 4300		80202
Denver, Colorado
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (303) 293-9133
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On February 1, 2006, Delta issued a press release (a) announcing a significant strategic acquisition, (b) providing a production and reserves update, (c) announcing the filing of a shelf registration statement and offering of 1.5 million shares of Delta common stock and (d) announcing the results of its annual meeting. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit No.	Description
99.1	Delta Petroleum Corporation Press Release, dated February 1, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: February 1, 2006

DELTA PETROLEUM CORPORATION
By:	/s/ Kevin K. Nanke
	Name:	Kevin K. Nanke
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Delta Petroleum Corporation Press Release, dated February 1, 2006